                                                                    Exhibit 99.1
--------------------------------------------------------------------------------
                                                        Monthly Operating Report

----------------------------------------
CASE NAME: Kitty Hawk, Inc.                            ACCRUAL BASIS
----------------------------------------

----------------------------------------
CASE NUMBER: 400-42141-BJH                                02/13/95, RWD, 2/96
----------------------------------------

----------------------------------------
JUDGE: Barbara J. Houser
----------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: JUNE 30, 2002

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED
STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE
EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL
BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING
ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE
DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF
THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON
ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE  PARTY:

/s/ Drew Keith                                         Chief Financial Officer
---------------------------------------           ------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                       TITLE

Drew Keith                                                  7/22/2002
---------------------------------------           ------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                              DATE

PREPARER:

/s/ Jessica L.  Wilson                                 Chief Accounting Officer
---------------------------------------           ------------------------------
ORIGINAL SIGNATURE OF PREPARER                                TITLE

Jessica L. Wilson                                           7/22/2002
---------------------------------------           ------------------------------
PRINTED NAME OF PREPARER                                       DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Monthly Operating Report

---------------------------------------
CASE NAME: Kitty Hawk, Inc.                                      ACCRUAL BASIS-1
---------------------------------------

---------------------------------------
CASE NUMBER: 400-42141-BJH                            02/13/95, RWD, 2/96
---------------------------------------

---------------------------------------

COMPARATIVE BALANCE SHEET

----------------------------------------------------------------------------------------------------------------------------
                                                SCHEDULE                 MONTH                 MONTH               MONTH
                                                              --------------------------------------------------------------
ASSETS                                           AMOUNT                April 2002             May 2002           June 2002
----------------------------------------------------------------------------------------------------------------------------
1.   UNRESTRICTED CASH                         $13,401,586            $11,832,466           $10,040,938          $9,531,540
----------------------------------------------------------------------------------------------------------------------------
2.   RESTRICTED CASH                                                           $0                    $0                  $0
----------------------------------------------------------------------------------------------------------------------------
3.   TOTAL CASH                                $13,401,586            $11,832,466           $10,040,938          $9,531,540
----------------------------------------------------------------------------------------------------------------------------
4.   ACCOUNTS RECEIVABLE (NET)                                       ($14,366,029)         ($14,431,346)       ($14,466,108)
----------------------------------------------------------------------------------------------------------------------------
5.   INVENTORY                                                                 $0                    $0                  $0
----------------------------------------------------------------------------------------------------------------------------
6.   NOTES RECEIVABLE                              $15,000                $15,000               $15,000             $15,000
----------------------------------------------------------------------------------------------------------------------------
7.   PREPAID EXPENSES                                                    $839,130              $816,398            $848,127
----------------------------------------------------------------------------------------------------------------------------
8.   OTHER (ATTACH LIST)                      $422,186,692           $311,639,100          $312,170,046        $311,903,955
----------------------------------------------------------------------------------------------------------------------------
9.   TOTAL CURRENT ASSETS                     $435,603,278           $309,959,667          $308,611,036        $307,832,514
----------------------------------------------------------------------------------------------------------------------------
10.  PROPERTY, PLANT & EQUIPMENT                $2,425,652             $7,621,755            $7,655,860          $7,655,830
----------------------------------------------------------------------------------------------------------------------------
11.  LESS: ACCUMULATED
     DEPRECIATION / DEPLETION                                          $4,432,055            $4,511,294          $4,591,265
----------------------------------------------------------------------------------------------------------------------------
12.  NET PROPERTY, PLANT &
     EQUIPMENT                                  $2,425,652             $3,189,700            $3,144,566          $3,064,565
----------------------------------------------------------------------------------------------------------------------------
13.  DUE FROM INSIDERS                             $62,465               $196,763              $196,763            $196,763
----------------------------------------------------------------------------------------------------------------------------
14.  OTHER ASSETS - NET OF
     AMORTIZATION (ATTACH LIST)                $10,967,208             $7,151,860            $7,151,860          $7,161,860
----------------------------------------------------------------------------------------------------------------------------
15.  OTHER (ATTACH LIST)                      $138,370,015           $138,370,015          $138,370,015        $138,370,015
----------------------------------------------------------------------------------------------------------------------------
16.  TOTAL ASSETS                             $587,428,618           $458,868,005          $457,474,240        $456,625,717
----------------------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
----------------------------------------------------------------------------------------------------------------------------
17.  ACCOUNTS PAYABLE                                                    $977,826              $794,718            $994,176
----------------------------------------------------------------------------------------------------------------------------
18.  TAXES PAYABLE                                                      ($948,706)            ($983,110)        ($1,012,339)
----------------------------------------------------------------------------------------------------------------------------
19.  NOTES PAYABLE                                                             $0                    $0                  $0
----------------------------------------------------------------------------------------------------------------------------
20.  PROFESSIONAL FEES                                                 $1,098,637              $664,539            $774,665
----------------------------------------------------------------------------------------------------------------------------
21.  SECURED DEBT                                                              $0                    $0                  $0
----------------------------------------------------------------------------------------------------------------------------
22.  OTHER (ATTACH  LIST)                                                ($13,769)             $380,054            $299,228
----------------------------------------------------------------------------------------------------------------------------
23.  TOTAL POSTPETITION
     LIABILITIES                                                       $1,113,988              $856,201          $1,055,730
----------------------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
----------------------------------------------------------------------------------------------------------------------------
24.  SECURED DEBT                             $466,119,468           $329,637,387          $328,553,016        $327,548,808
----------------------------------------------------------------------------------------------------------------------------
25.  PRIORITY DEBT                                 $29,661                     $0                    $0                  $0
----------------------------------------------------------------------------------------------------------------------------
26.  UNSECURED DEBT                            $22,580,547             $2,232,210            $2,232,210          $2,232,210
----------------------------------------------------------------------------------------------------------------------------
27.  OTHER (ATTACH LIST)                                $0            $28,849,513           $28,849,513         $28,849,513
----------------------------------------------------------------------------------------------------------------------------
28.  TOTAL PREPETITION LIABILITIES            $488,729,676           $360,719,110          $359,634,739        $358,630,531
----------------------------------------------------------------------------------------------------------------------------
29.  TOTAL LIABILITIES                        $488,729,676           $361,833,098          $360,490,940        $359,686,261
----------------------------------------------------------------------------------------------------------------------------
EQUITY
----------------------------------------------------------------------------------------------------------------------------
30.  PREPETITION OWNERS' EQUITY                                       $98,457,967           $98,457,967         $98,457,967
----------------------------------------------------------------------------------------------------------------------------
31.  POSTPETITION CUMULATIVE
     PROFIT OR (LOSS)                                                 ($1,423,060)          ($1,474,667)        ($1,518,511)
----------------------------------------------------------------------------------------------------------------------------
32.  DIRECT CHARGES TO EQUITY
     (ATTACH EXPLANATION)
----------------------------------------------------------------------------------------------------------------------------
33.  TOTAL EQUITY                                       $0            $97,034,907           $96,983,300         $96,939,456
----------------------------------------------------------------------------------------------------------------------------
34.  TOTAL LIABILITIES &
     OWNERS' EQUITY                           $488,729,676           $458,868,005          $457,474,240        $456,625,717
----------------------------------------------------------------------------------------------------------------------------

================================================================================
                                                   Monthly Operating Report

-------------------------------------------
CASE NAME: Kitty Hawk, Inc.                     ACCRUAL BASIS-2
-------------------------------------------

-------------------------------------------
CASE NUMBER: 400-42141-BJH                         02/13/95, RWD, 2/96
-------------------------------------------

-------------------------------------
INCOME STATEMENT

---------------------------------------------------------------------------------------------------------------------------
                                                MONTH                 MONTH                  MONTH              QUARTER
                                        ---------------------------------------------------------------
REVENUES                                      April 2002             May 2002              June 2002             TOTAL
---------------------------------------------------------------------------------------------------------------------------
1.  GROSS REVENUES                                       $0                   $0                     $0                  $0
---------------------------------------------------------------------------------------------------------------------------
2.  LESS: RETURNS & DISCOUNTS                            $0                   $0                     $0                  $0
---------------------------------------------------------------------------------------------------------------------------
3.  NET REVENUE                                          $0                   $0                     $0                  $0
---------------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
---------------------------------------------------------------------------------------------------------------------------
4.  MATERIAL                                             $0                   $0                     $0                  $0
---------------------------------------------------------------------------------------------------------------------------
5.  DIRECT LABOR                                         $0                   $0                     $0                  $0
---------------------------------------------------------------------------------------------------------------------------
6.  DIRECT OVERHEAD                                      $0                   $0                     $0                  $0
---------------------------------------------------------------------------------------------------------------------------
7.  TOTAL COST OF GOODS SOLD                             $0                   $0                     $0                  $0
---------------------------------------------------------------------------------------------------------------------------
8.  GROSS PROFIT                                         $0                   $0                     $0                  $0
---------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
---------------------------------------------------------------------------------------------------------------------------
9.  OFFICER / INSIDER COMPENSATION                  $59,844              $70,417                $70,417            $200,678
---------------------------------------------------------------------------------------------------------------------------
10. SELLING & MARKETING                                  $0                   $0                     $0                  $0
---------------------------------------------------------------------------------------------------------------------------
11. GENERAL & ADMINISTRATIVE                      ($488,856)           ($700,208)             ($627,513)        ($1,816,577)
---------------------------------------------------------------------------------------------------------------------------
12. RENT & LEASE                                         $0                   $0                     $0                  $0
---------------------------------------------------------------------------------------------------------------------------
13. OTHER (ATTACH LIST)                                  $0                   $0                     $0                  $0
---------------------------------------------------------------------------------------------------------------------------
14. TOTAL OPERATING EXPENSES                      ($429,012)           ($629,791)             ($557,096)        ($1,615,899)
---------------------------------------------------------------------------------------------------------------------------
15. INCOME BEFORE NON-OPERATING
    INCOME & EXPENSE                               $429,012             $629,791               $557,096          $1,615,899
---------------------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
---------------------------------------------------------------------------------------------------------------------------
16. NON-OPERATING INCOME (ATT. LIST)               ($12,728)             ($9,205)               ($8,787)           ($30,720)
---------------------------------------------------------------------------------------------------------------------------
17. NON-OPERATING EXPENSE (ATT. LIST)                    $0                   $0                     $0                  $0
---------------------------------------------------------------------------------------------------------------------------
18. INTEREST EXPENSE                                $99,483              $95,216                $81,860            $276,559
---------------------------------------------------------------------------------------------------------------------------
19. DEPRECIATION / DEPLETION                        $81,137              $79,241                $79,973            $240,351
---------------------------------------------------------------------------------------------------------------------------
20. AMORTIZATION                                     $1,798               $1,798                 $1,798              $5,394
---------------------------------------------------------------------------------------------------------------------------
21. OTHER (ATTACH LIST)                                  $0                   $0                     $0                  $0
---------------------------------------------------------------------------------------------------------------------------
22. NET OTHER INCOME & EXPENSES                    $169,690             $167,050               $154,844            $491,584
---------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
---------------------------------------------------------------------------------------------------------------------------
23. PROFESSIONAL FEES                              $346,077             $548,752               $465,326          $1,360,155
---------------------------------------------------------------------------------------------------------------------------
24. U.S. TRUSTEE FEES                                    $0                   $0                $10,000             $10,000
---------------------------------------------------------------------------------------------------------------------------
25. OTHER (ATTACH LIST)                                  $0                   $0                     $0                  $0
---------------------------------------------------------------------------------------------------------------------------
26. TOTAL REORGANIZATION EXPENSES                  $346,077             $548,752               $475,326          $1,370,155
---------------------------------------------------------------------------------------------------------------------------
27. INCOME TAX                                     ($34,702)            ($34,404)              ($29,229)           ($98,335)
---------------------------------------------------------------------------------------------------------------------------
28. NET PROFIT (LOSS)                              ($52,053)            ($51,607)              ($43,845)          ($147,505)
---------------------------------------------------------------------------------------------------------------------------
===========================================================================================================================

--------------------------------------------------------------------------------
                                                      Monthly Operating Report

---------------------------------------
CASE NAME: Kitty Hawk, Inc.                        ACCRUAL BASIS-3
---------------------------------------

---------------------------------------
CASE NUMBER: 400-42141-BJH                            02/13/95, RWD, 2/96
---------------------------------------

---------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                   MONTH              MONTH                MONTH             QUARTER
                                            ------------------------------------------------------------
DISBURSEMENTS                                     April 2002          May 2002            June 2002             TOTAL
---------------------------------------------------------------------------------------------------------------------------
1.  CASH - BEGINNING OF MONTH                       $12,859,810        $11,832,466          $10,040,938         $12,859,810
---------------------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
---------------------------------------------------------------------------------------------------------------------------
2.     CASH SALES                                            $0                 $0                   $0                  $0
---------------------------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
---------------------------------------------------------------------------------------------------------------------------
3.     PREPETITION                                           $0                 $0                   $0                  $0
---------------------------------------------------------------------------------------------------------------------------
4.     POSTPETITION                                          $0                 $0                   $0                  $0
---------------------------------------------------------------------------------------------------------------------------
5.     TOTAL OPERATING RECEIPTS                              $0                 $0                   $0                  $0
---------------------------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
---------------------------------------------------------------------------------------------------------------------------
6.     LOANS & ADVANCES (ATTACH LIST)                        $0                 $0                   $0                  $0
---------------------------------------------------------------------------------------------------------------------------
7.     SALE OF ASSETS                                        $0                 $0                   $0                  $0
---------------------------------------------------------------------------------------------------------------------------
8.     OTHER (ATTACH LIST)                          $10,495,442        $10,337,653           $9,249,758         $30,082,853
---------------------------------------------------------------------------------------------------------------------------
9.     TOTAL NON-OPERATING RECEIPTS                 $10,495,442        $10,337,653           $9,249,758         $30,082,853
---------------------------------------------------------------------------------------------------------------------------
10.    TOTAL RECEIPTS                               $10,495,442        $10,337,653           $9,249,758         $30,082,853
---------------------------------------------------------------------------------------------------------------------------
11.    TOTAL CASH AVAILABLE                         $23,355,252        $22,170,119          $19,290,696         $42,942,663
---------------------------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
---------------------------------------------------------------------------------------------------------------------------
12.    NET PAYROLL                                   $1,428,918         $1,896,535           $1,498,282          $4,823,735
---------------------------------------------------------------------------------------------------------------------------
13.    PAYROLL TAXES PAID                              $629,321           $744,190             $594,761          $1,968,272
---------------------------------------------------------------------------------------------------------------------------
14.    SALES, USE & OTHER TAXES PAID                    $14,395             $8,623              $13,597             $36,615
---------------------------------------------------------------------------------------------------------------------------
15.    SECURED / RENTAL / LEASES                     $2,347,014         $2,394,462           $2,440,055          $7,181,531
---------------------------------------------------------------------------------------------------------------------------
16.    UTILITIES                                        $49,483            $33,351              $29,065            $111,899
---------------------------------------------------------------------------------------------------------------------------
17.    INSURANCE                                       $714,446           $342,407             $338,653          $1,395,506
---------------------------------------------------------------------------------------------------------------------------
18.    INVENTORY PURCHASES                                   $0                 $0                   $0                  $0
---------------------------------------------------------------------------------------------------------------------------
19.    VEHICLE EXPENSES                                      $0                 $0                   $0                  $0
---------------------------------------------------------------------------------------------------------------------------
20.    TRAVEL                                          $208,880           $183,889             $197,995            $590,764
---------------------------------------------------------------------------------------------------------------------------
21.    ENTERTAINMENT                                         $0                 $0                   $0                  $0
---------------------------------------------------------------------------------------------------------------------------
22.    REPAIRS & MAINTENANCE                           $909,848           $991,592             $530,959          $2,432,399
---------------------------------------------------------------------------------------------------------------------------
23.    SUPPLIES                                              $0                 $0                   $0                  $0
---------------------------------------------------------------------------------------------------------------------------
24.    ADVERTISING                                       $2,889             $3,262               $3,587              $9,738
---------------------------------------------------------------------------------------------------------------------------
25.    OTHER (ATTACH LIST)                           $4,742,466         $4,761,630           $3,789,565         $13,293,661
---------------------------------------------------------------------------------------------------------------------------
26.    TOTAL OPERATING DISBURSEMENTS                $11,047,660        $11,359,941           $9,436,519         $31,844,120
---------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
---------------------------------------------------------------------------------------------------------------------------
27.    PROFESSIONAL FEES                               $459,376           $761,990             $322,637          $1,544,003
---------------------------------------------------------------------------------------------------------------------------
28.    U.S. TRUSTEE FEES                                $15,750             $7,250                   $0             $23,000
---------------------------------------------------------------------------------------------------------------------------
29.    OTHER (ATTACH LIST)                                   $0                 $0                   $0                  $0
---------------------------------------------------------------------------------------------------------------------------
30.    TOTAL REORGANIZATION EXPENSES                   $475,126           $769,240             $322,637          $1,567,003
---------------------------------------------------------------------------------------------------------------------------
31.    TOTAL DISBURSEMENTS                          $11,522,786        $12,129,181           $9,759,156         $33,411,123
---------------------------------------------------------------------------------------------------------------------------
32.    NET CASH FLOW                                ($1,027,344)       ($1,791,528)           ($509,398)        ($3,328,270)
---------------------------------------------------------------------------------------------------------------------------
33.    CASH - END OF MONTH                          $11,832,466        $10,040,938           $9,531,540          $9,531,540
---------------------------------------------------------------------------------------------------------------------------
===========================================================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    Monthly Operating Report

        --------------------------------------
        CASE NAME:  Kitty Hawk, Inc.             ACCRUAL BASIS-4
        --------------------------------------

        --------------------------------------
        CASE NUMBER: 400-42141-BJH                  02/13/95, RWD, 2/96
        --------------------------------------

        ----------------------------------------------------------------------------------------------------------------------------
                                                                 SCHEDULE         MONTH             MONTH               MONTH
                                                                               -----------------------------------------------------
        ACCOUNTS RECEIVABLE AGING                                 AMOUNT        April 2002         May 2002            June 2002
       -----------------------------------------------------------------------------------------------------------------------------
        1.       0-30                                                               ($4,000)               $0                   $0
        ----------------------------------------------------------------------------------------------------------------------------
        2.       31-60                                                                   $0           ($4,000)                  $0
        ----------------------------------------------------------------------------------------------------------------------------
        3.       61-90                                                                   $0                $0              ($4,000)
        ----------------------------------------------------------------------------------------------------------------------------
        4.       91+                                                                $85,865           $85,865              $85,866
        ----------------------------------------------------------------------------------------------------------------------------
        5.       TOTAL ACCOUNTS RECEIVABLE                             $0           $81,865           $81,865              $81,866
        ----------------------------------------------------------------------------------------------------------------------------
        6.       AMOUNT CONSIDERED UNCOLLECTIBLE                                $14,447,894       $14,513,211          $14,547,974
        ----------------------------------------------------------------------------------------------------------------------------
        7.       ACCOUNTS RECEIVABLE (NET)                             $0      ($14,366,029)     ($14,431,346)        ($14,466,108)
        ----------------------------------------------------------------------------------------------------------------------------

        ------------------------------------------------------------------------

        AGING OF POSTPETITION TAXES AND PAYABLES                                              MONTH:   June 2002
                                                                                                     -------------------------------
        ----------------------------------------------------------------------------------------------------------------------------
                                                 0-30             31-60             61-90              91+
        TAXES  PAYABLE                           DAYS              DAYS              DAYS              DAYS                TOTAL
        ----------------------------------------------------------------------------------------------------------------------------
        1.       FEDERAL                       ($1,012,339)            $0                $0                $0          ($1,012,339)
        ----------------------------------------------------------------------------------------------------------------------------
        2.       STATE                                  $0             $0                $0                $0                   $0
        ----------------------------------------------------------------------------------------------------------------------------
        3.       LOCAL                                  $0             $0                $0                $0                   $0
        ----------------------------------------------------------------------------------------------------------------------------
        4.       OTHER (ATTACH LIST)                    $0             $0                $0                $0                   $0
        ----------------------------------------------------------------------------------------------------------------------------
        5.       TOTAL TAXES PAYABLE           ($1,012,339)            $0                $0                $0          ($1,012,339)
        ----------------------------------------------------------------------------------------------------------------------------

        ----------------------------------------------------------------------------------------------------------------------------
        6.       ACCOUNTS PAYABLE                 $139,386        $41,457           $36,339          $776,994             $994,176
        ----------------------------------------------------------------------------------------------------------------------------

        --------------------------------------------------------------

        STATUS OF POSTPETITION TAXES                                                          MONTH:   June 2002
                                                                                                     -------------------------------
        ----------------------------------------------------------------------------------------------------------------------------
                                                            BEGINNING            AMOUNT                                  ENDING
                                                               TAX            WITHHELD AND/          AMOUNT                TAX
        FEDERAL                                             LIABILITY*          0R ACCRUED            PAID              LIABILITY
        ----------------------------------------------------------------------------------------------------------------------------
        1.       WITHHOLDING**                                         $0           $76,006           $76,006                   $0
        ----------------------------------------------------------------------------------------------------------------------------
        2.       FICA-EMPLOYEE**                                       $0                $0                $0                   $0
        ----------------------------------------------------------------------------------------------------------------------------
        3.       FICA-EMPLOYER**                                       $0                $0                $0                   $0
        ----------------------------------------------------------------------------------------------------------------------------
        4.       UNEMPLOYMENT                                          $0                $0                $0                   $0
        ----------------------------------------------------------------------------------------------------------------------------
        5.       INCOME                                         ($983,110)         ($29,229)               $0          ($1,012,339)
        ---------------------------------------------------------------------------------------------------------------------------
        6.       OTHER (ATTACH LIST)                                   $0                $0                $0                   $0
        ----------------------------------------------------------------------------------------------------------------------------
        7.       TOTAL FEDERAL TAXES                            ($983,110)          $46,777           $76,006          ($1,012,339)
        ----------------------------------------------------------------------------------------------------------------------------
        STATE AND LOCAL
        ----------------------------------------------------------------------------------------------------------------------------
        8.       WITHHOLDING                                           $0                $0                $0                   $0
        ----------------------------------------------------------------------------------------------------------------------------
        9.       SALES                                                 $0                $0                $0                   $0
        ----------------------------------------------------------------------------------------------------------------------------
        10.      EXCISE                                                $0                $0                $0                   $0
        ----------------------------------------------------------------------------------------------------------------------------
        11.      UNEMPLOYMENT                                          $0                $0                $0                   $0
        ----------------------------------------------------------------------------------------------------------------------------
        12.      REAL PROPERTY                                         $0                $0                $0                   $0
        ----------------------------------------------------------------------------------------------------------------------------
        13.      PERSONAL PROPERTY                                     $0                $0                $0                   $0
        ----------------------------------------------------------------------------------------------------------------------------
        14.      OTHER (ATTACH LIST)                                   $0                $0                $0                   $0
        ----------------------------------------------------------------------------------------------------------------------------
        15.      TOTAL STATE & LOCAL                                   $0                $0                $0                   $0
        ----------------------------------------------------------------------------------------------------------------------------
        16.      TOTAL TAXES                                    ($983,110)          $46,777           $76,006          ($1,012,339)
        ----------------------------------------------------------------------------------------------------------------------------

        * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
        ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     Monthly Operating Report

        ---------------------------------------
        CASE NAME: Kitty Hawk, Inc.                ACCRUAL BASIS-5
        ---------------------------------------

        ---------------------------------------
        CASE NUMBER: 400-42141-BJH                   02/13/95, RWD, 2/96
        ---------------------------------------

        The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                               MONTH:   June 2002
                                                                     -----------------------------
        ----------------------------------------------
        BANK RECONCILIATIONS
                                                              Account #1          Account #2        Account #3
        ----------------------------------------------------------------------------------------------------------------------------
        A.      BANK:                                          Bank One            Bank One         Wells Fargo
        ---------------------------------------------------------------------------------------------------------
        B.      ACCOUNT NUMBER:                               100140334          9319959434        4417-881463           TOTAL
        ---------------------------------------------------------------------------------------------------------
        C.      PURPOSE (TYPE):                               Operating         Disbursement        Operating
        ----------------------------------------------------------------------------------------------------------------------------
        1.      BALANCE PER BANK STATEMENT                          $316,896          $300,000            $38,633       $668,766
        ----------------------------------------------------------------------------------------------------------------------------
        2.      ADD: TOTAL DEPOSITS NOT CREDITED                          $0                $0                 $0             $0
        ----------------------------------------------------------------------------------------------------------------------------
        3.      SUBTRACT: OUTSTANDING CHECKS                              $0          $977,605                 $0     $1,182,265
        ----------------------------------------------------------------------------------------------------------------------------
        4.      OTHER RECONCILING ITEMS                                ($877)               $0                 $0          ($877)
        ----------------------------------------------------------------------------------------------------------------------------
        5.      MONTH END BALANCE PER BOOKS                         $316,019         ($677,605)           $38,633      ($322,953)
        ----------------------------------------------------------------------------------------------------------------------------
        6.      NUMBER OF LAST CHECK WRITTEN                     No checks           47445            No checks
        ----------------------------------------------------------------------------------------------------------------------------

        ----------------------------------------------
        INVESTMENT ACCOUNTS
        ----------------------------------------------------------------------------------------------------------------------------
                                                               DATE OF             TYPE OF          PURCHASE            CURRENT
        BANK, ACCOUNT NAME & NUMBER                            PURCHASE           INSTRUMENT         PRICE               VALUE
        ----------------------------------------------------------------------------------------------------------------------------
        7.      Wells Fargo Certificate of Deposit                               CD                      $200,000       $205,115
        ----------------------------------------------------------------------------------------------------------------------------
        8.      Bank One                                            6/28/2002    Overnight Sweep       $9,838,069     $9,838,069
        ----------------------------------------------------------------------------------------------------------------------------
        9.      N/A
        ----------------------------------------------------------------------------------------------------------------------------
        10.     N/A
        ----------------------------------------------------------------------------------------------------------------------------
        11.     TOTAL INVESTMENTS                                                                     $10,038,069    $10,043,184
        ----------------------------------------------------------------------------------------------------------------------------

        ----------------------------------------------
        CASH

        ----------------------------------------------------------------------------------------------------------------------------
        12.     CURRENCY ON HAND                                                                                          $2,500
        ----------------------------------------------------------------------------------------------------------------------------

        ----------------------------------------------------------------------------------------------------------------------------
        13.     TOTAL CASH - END OF MONTH                                                                             $9,531,540
        ----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Monthly Operating Report

  -------------------------------------------
  CASE NAME: Kitty Hawk, Inc.                        ACCRUAL BASIS-5
  -------------------------------------------

  -------------------------------------------
  CASE NUMBER: 400-42141-BJH                           02/13/95, RWD, 2/96
  -------------------------------------------

  The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                             MONTH:    June 2002
                                                    ----------------------------
  --------------------------------------
  BANK  RECONCILIATIONS
                                          Account #4         Account #5         Account #6
  ---------------------------------------------------------------------------------------------------------
  A.     BANK:                             Bank One           Bank One           Bank One
  ------------------------------------------------------------------------------------------
  B.     ACCOUNT NUMBER:                  1570695922    100129949/9319958451    1586268961       TOTAL
  ------------------------------------------------------------------------------------------
  C.     PURPOSE (TYPE):                    Payroll       Health Insurance     Flex Spending
  ----------------------------------------------------------------------------------------------------------
  1.  BALANCE PER BANK STATEMENT                    $0             $5,635             $7,602        $13,237
  ----------------------------------------------------------------------------------------------------------
  2.  ADD: TOTAL DEPOSITS NOT CREDITED              $0                 $0                 $0            $0
  ----------------------------------------------------------------------------------------------------------
  3.  SUBTRACT: OUTSTANDING CHECKS            $199,025             $5,635                 $0       $204,660
  ----------------------------------------------------------------------------------------------------------
  4.  OTHER RECONCILING ITEMS                       $0                 $0                 $0            $0
  ----------------------------------------------------------------------------------------------------------
  5.  MONTH END BALANCE PER BOOKS            ($199,025)                $0             $7,602      ($191,423)
  ----------------------------------------------------------------------------------------------------------
  6.  NUMBER OF LAST CHECK WRITTEN          95714             158367              11193
  ----------------------------------------------------------------------------------------------------------

  --------------------------------------
  INVESTMENT ACCOUNTS

  ----------------------------------------------------------------------------------------------------------
                                           DATE OF             TYPE OF            PURCHASE     CURRENT

  BANK, ACCOUNT NAME & NUMBER              PURCHASE          INSTRUMENT            PRICE        VALUE
  ----------------------------------------------------------------------------------------------------------
  7.
  ----------------------------------------------------------------------------------------------------------
  8.
  ----------------------------------------------------------------------------------------------------------
  9.
  ----------------------------------------------------------------------------------------------------------
  10.
  ----------------------------------------------------------------------------------------------------------
  11. TOTAL  INVESTMENTS                                                                  $0             $0
  ----------------------------------------------------------------------------------------------------------
  --------------------------------------
  CASH

  ----------------------------------------------------------------------------------------------------------
  12. CURRENCY ON HAND                                                                                  $0
  ----------------------------------------------------------------------------------------------------------
  ----------------------------------------------------------------------------------------------------------
  13. TOTAL CASH - END OF MONTH                                                                   ($191,423)
  ----------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     Monthly Operating Report
   ---------------------------------
   CASE NAME: Kitty Hawk, Inc.                   ACCRUAL BASIS-5
   ---------------------------------
   ---------------------------------
   CASE NUMBER: 400-42141-BJH                        02/13/95, RWD, 2/96
   ---------------------------------

   The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                               MONTH:    June 2002
                                                     -----------------------------------------------------
   --------------------------------------
   BANK  RECONCILIATIONS
                                            Account #7          Account #5    Account #6
   -------------------------------------------------------------------------------------------------------
   A.     BANK:                          First Union Nat'l Bank
   ---------------------------------------------------------------------------------------
   B.     ACCOUNT NUMBER:                    2000011052692                                       TOTAL
   ---------------------------------------------------------------------------------------
   C.     PURPOSE (TYPE):                    ST Disability
   --------------------------------------------------------------------------------------------------------
   1.  BALANCE PER BANK STATEMENT                            $0                                        $0
   --------------------------------------------------------------------------------------------------------
   2.  ADD: TOTAL DEPOSITS NOT CREDITED                      $0                                        $0
   --------------------------------------------------------------------------------------------------------
   3.  SUBTRACT: OUTSTANDING CHECKS                          $0                                        $0
   --------------------------------------------------------------------------------------------------------
   4.  OTHER RECONCILING ITEMS                             $232                                      $232
   --------------------------------------------------------------------------------------------------------
   5.  MONTH END BALANCE PER BOOKS                         $232                                      $232
   --------------------------------------------------------------------------------------------------------
   6.  NUMBER OF LAST CHECK WRITTEN            12703
   --------------------------------------------------------------------------------------------------------

   --------------------------------------
   INVESTMENT ACCOUNTS

   --------------------------------------------------------------------------------------------------------
                                                 DATE OF         TYPE OF     PURCHASE       CURRENT

   BANK, ACCOUNT NAME & NUMBER                  PURCHASE        NSTRUMENT     PRICE          VALUE
   --------------------------------------------------------------------------------------------------------
   7.
   --------------------------------------------------------------------------------------------------------
   8.
   --------------------------------------------------------------------------------------------------------
   9.
   --------------------------------------------------------------------------------------------------------
   10.
   --------------------------------------------------------------------------------------------------------
   11. TOTAL INVESTMENTS                                                                $0             $0
   --------------------------------------------------------------------------------------------------------

   --------------------------------------
   CASH

   --------------------------------------------------------------------------------------------------------
   12. CURRENCY ON HAND                                                                               $0
   --------------------------------------------------------------------------------------------------------

   --------------------------------------------------------------------------------------------------------
   13. TOTAL CASH - END OF MONTH                                                                     $232
   --------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

   -----------------------------------------
   CASE NAME:  Kitty Hawk, Inc.                      ACCRUAL BASIS-6
   -----------------------------------------

   -----------------------------------------
   CASE NUMBER: 400-42141-BJH                           02/13/95, RWD, 2/96
   -----------------------------------------

                                                        MONTH:  June 2002
                                                        ------------------------

   -----------------------------------------
   PAYMENTS TO INSIDERS AND PROFESSIONALS
   -----------------------------------------

   OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

   -----------------------------------------------------------------------------
                                    INSIDERS
   -----------------------------------------------------------------------------
                                TYPE OF             AMOUNT            TOTAL PAID
          NAME                  PAYMENT              PAID              TO DATE
   -----------------------------------------------------------------------------
   1.   Mike Clark             Salary               $7,917             $200,835
   -----------------------------------------------------------------------------
   2.   Jim Craig              Salary              $18,750             $523,961
   -----------------------------------------------------------------------------
   3.   Janie Garrard          Salary                   $0               $2,625
   -----------------------------------------------------------------------------
   4.   Drew Keith             Salary              $18,750             $518,495
   -----------------------------------------------------------------------------
   5    Lena Baker             Salary                   $0               $7,500
   -----------------------------------------------------------------------------
   6    Jim Reeves             Salary              $25,000             $754,161
   -----------------------------------------------------------------------------
   7    John Turnipseed        Salary                   $0              $41,668
   -----------------------------------------------------------------------------
   8    TOTAL PAYMENTS
        TO INSIDERS                                $70,417           $2,049,245
   -----------------------------------------------------------------------------

   --------------------------------------------------------------------------------------------------------------------------
                                                           PROFESSIONALS
   --------------------------------------------------------------------------------------------------------------------------
                                      DATE OF COURT                                                                  TOTAL
                                    ORDER AUTHORIZING        AMOUNT            AMOUNT          TOTAL PAID           INCURRED
                   NAME                  PAYMENT            APPROVED            PAID             TO DATE           & UNPAID *
   --------------------------------------------------------------------------------------------------------------------------
   1.   Lain Faulkner                                                         $38,883          $1,220,501             $61,626
   --------------------------------------------------------------------------------------------------------------------------
   2.   Haynes and Boone                                                     $120,522          $5,244,582            $482,195
   --------------------------------------------------------------------------------------------------------------------------
   3.   The Seabury Group                                                          $0          $2,700,000                  $0
   --------------------------------------------------------------------------------------------------------------------------
   4.   Forshey & Prostock                                                         $0            $365,670                  $0
   --------------------------------------------------------------------------------------------------------------------------
   5    Price Waterhouse Coopers                                                   $0            $386,015                  $0
   --------------------------------------------------------------------------------------------------------------------------
   6    Jay Alix and Associates                                               $11,581          $1,112,936             $57,467
   --------------------------------------------------------------------------------------------------------------------------
   7    Andrews & Kurth                                                            $0            $995,467                  $0
   --------------------------------------------------------------------------------------------------------------------------
   8    Jenkins & Gilchrist                                                        $0             $47,474                  $0
   --------------------------------------------------------------------------------------------------------------------------
   9    Ford and Harrison                                                      $1,966            $266,257              $9,406
   --------------------------------------------------------------------------------------------------------------------------
   10   Grant Thornton                                                         $6,000            $423,053             $37,948
   --------------------------------------------------------------------------------------------------------------------------
   11   Verner Liipfert                                                            $0            $875,617             $25,023
   --------------------------------------------------------------------------------------------------------------------------
   12   The Ivy Group                                                              $0             $81,900                  $0
   --------------------------------------------------------------------------------------------------------------------------
   13   Wells Fargo Bank                                                     $413,740          $3,638,706                  $0
   --------------------------------------------------------------------------------------------------------------------------
   14   Diamond McCarthy Taylor                                               $25,043            $235,460            $100,991
   --------------------------------------------------------------------------------------------------------------------------
   15   TOTAL PAYMENTS
        TO PROFESSIONALS                                          $0         $617,735         $17,593,638            $774,656
   --------------------------------------------------------------------------------------------------------------------------

   * INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

   -----------------------------------------------------------------------------
     POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------
                                       SCHEDULED       AMOUNTS
                                        MONTHLY          PAID          TOTAL
                                       PAYMENTS         DURING        UNPAID
                NAME OF CREDITOR          DUE           MONTH      POSTPETITION
   -----------------------------------------------------------------------------
   1.   N/A
   -----------------------------------------------------------------------------
   2.   N/A
   -----------------------------------------------------------------------------
   3.   N/A
   -----------------------------------------------------------------------------
   4.   N/A
   -----------------------------------------------------------------------------
   5.   N/A
   -----------------------------------------------------------------------------
   6.   TOTAL                               $0             $0             $0
   -----------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

   -------------------------------------
   CASE NAME: Kitty Hawk, Inc.                     ACCRUAL BASIS-7
   -------------------------------------

   -------------------------------------
   CASE NUMBER: 400-42141-BJH                           02/13/95, RWD, 2/96
   -------------------------------------

                                                     MONTH: June 2002
                                                     ---------------------------

   -------------------------------------
   QUESTIONNAIRE
   -----------------------------------------------------------------------------------------------
                                                                              YES            NO
   -----------------------------------------------------------------------------------------------
   1.   HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
        THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                  X
   -----------------------------------------------------------------------------------------------
   2.   HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
        OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                            X
   -----------------------------------------------------------------------------------------------
   3.   ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
        LOANS) DUE FROM RELATED PARTIES?                                                      X
   -----------------------------------------------------------------------------------------------
   4.   HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
        THIS REPORTING PERIOD?                                                 X
   -----------------------------------------------------------------------------------------------
   5.   HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
        DEBTOR FROM ANY PARTY?                                                                X
   -----------------------------------------------------------------------------------------------
   6.   ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                          X
   -----------------------------------------------------------------------------------------------
   7.   ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
        PAST DUE?                                                                             X
   -----------------------------------------------------------------------------------------------
   8.   ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                      X
   -----------------------------------------------------------------------------------------------
   9.   ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                            X
   -----------------------------------------------------------------------------------------------
   10.  ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
        DELINQUENT?                                                                           X
   -----------------------------------------------------------------------------------------------
   11.  HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
        REPORTING PERIOD?                                                                     X
   -----------------------------------------------------------------------------------------------
   12.  ARE ANY WAGE PAYMENTS PAST DUE?                                                       X
   -------------------------------------------------------------------------------------------------

   IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
   -----------------------------------------------------------------------------
   Item #4 - the Company has paid down approximately $1 million on its revolving
   -----------------------------------------------------------------------------
   credit facility in accordance with various court orders. Cash
   -----------------------------------------------------------------------------
     used in the payments were a result of asset sales and internally generated
   -----------------------------------------------------------------------------
     cash.
   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

   -------------------------------------
   INSURANCE
   -----------------------------------------------------------------------------------------------
                                                                                YES         NO
   -----------------------------------------------------------------------------------------------
   1.   ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
        NECESSARY INSURANCE COVERAGES IN EFFECT?                                 X
   -----------------------------------------------------------------------------------------------
   2.   ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                   X
   -----------------------------------------------------------------------------------------------
   3.   PLEASE ITEMIZE POLICIES BELOW.
   -----------------------------------------------------------------------------------------------

   IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------------------------------
                                                           INSTALLMENT PAYMENTS
   ---------------------------------------------------------------------------------------------------------------------------------
             TYPE OF                                                                                               PAYMENT AMOUNT
              POLICY                                      CARRIER                      PERIOD COVERED                & FREQUENCY
   ---------------------------------------------------------------------------------------------------------------------------------
        121 Aircraft Insurance                     Aviation Insurance Services     6/1/2002 - 5/31/2003           600,000  Quarterly
   ---------------------------------------------------------------------------------------------------------------------------------
        Workers Comp                               Aviation Insurance Services     01/01/2002 - 12/31/2002         62,430    Monthly
   ---------------------------------------------------------------------------------------------------------------------------------
        Property  Insurance                        Aviation Insurance Services     4/1/2002 - 3/31/2003           126,554     Annual
   ---------------------------------------------------------------------------------------------------------------------------------
        Primary Auto                               Aviation Insurance Services     4/1/2002 - 3/31/2003           126,375     Annual
   ---------------------------------------------------------------------------------------------------------------------------------
        Flexible spending admin.                   Allied Benefits                 1/1/2002 - 12/31/2002              149    Monthly
   ---------------------------------------------------------------------------------------------------------------------------------
        Health insurance-PPO                       CIGNA                           12/1/2001 - 11/30/2002         131,161    Monthly
   ---------------------------------------------------------------------------------------------------------------------------------
        Health insurance-HMO Indiana               CIGNA                           12/1/2001 - 11/30/2002          38,720    Monthly
   ---------------------------------------------------------------------------------------------------------------------------------
        Health insurance-HMO all other states      CIGNA                           12/1/2001 - 11/30/2002          39,952    Monthly
   ---------------------------------------------------------------------------------------------------------------------------------
        Dental insurance                           CIGNA                           12/1/2001 - 11/30/2002          25,457    Monthly
   ---------------------------------------------------------------------------------------------------------------------------------
        Life/AD&D                                  CIGNA                           7/1/2001 - 6/30/2002             9,410    Monthly
   ---------------------------------------------------------------------------------------------------------------------------------
        Long term disability-pilots                Unum                            5/1/2002 - 4/30/2003             2,759    Monthly
   ---------------------------------------------------------------------------------------------------------------------------------
        Long term disability - non-pilots          Unum                            1/1/2002 - 12/31/2002            2,519    Monthly
   ---------------------------------------------------------------------------------------------------------------------------------
        Short term disability                      Unum                            1/1/2002 - 12/31/2002              584    Monthly
   ---------------------------------------------------------------------------------------------------------------------------------
        Vision coverage                            Spectera                        1/1/2002 - 12/31/2002            2,063    Monthly
   ---------------------------------------------------------------------------------------------------------------------------------
        Life insurance -additional                 All American Life               1/1/2002 - 12/31/2002              530    Monthly
   ---------------------------------------------------------------------------------------------------------------------------------
        401(k) Plan administration                 MassMutual                      1/1/2002 - 12/31/2002            1,559    Monthly
   ---------------------------------------------------------------------------------------------------------------------------------
        Supplemental disability                    AFLAC                           1/1/2002 - 12/31/2002            3,162    Monthly
   ---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

-------------------------------------------------
CASE NAME: Kitty Hawk, Inc.                           FOOTNOTES SUPPLEMENT
-------------------------------------------------

-------------------------------------------------
CASE NUMBER: 400-42141-BJH                             ACCRUAL BASIS
-------------------------------------------------

                                           MONTH:            June 2002
                                                  ------------------------------


-------------------------------------------------------------------------------------------------------------------------------
 ACCRUAL BASIS                  LINE
  FORM NUMBER                  NUMBER                                     FOOTNOTE / EXPLANATION
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
       3                          8          All cash received into the each subsidiary cash account is swept
-------------------------------------------------------------------------------------------------------------------------------
                                                each night to Kitty Hawk, Inc. Master Account
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
       3                         31          All disbursements (either by wire transfer or check), including payroll, are
-------------------------------------------------------------------------------------------------------------------------------
                                                disbursed out of the Kitty Hawk, Inc. controlled disbursement
-------------------------------------------------------------------------------------------------------------------------------
                                                account.
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
       4                          6          All assessments of uncollectible accounts receivable are done
-------------------------------------------------------------------------------------------------------------------------------
                                                at Kitty Hawk, Inc.  All reserves are recorded at Inc. and pushed
-------------------------------------------------------------------------------------------------------------------------------
                                                down to Inc.'s subsidiaries as deemed necessary.
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
       7                                     All insurance policies are carried in the name of Kitty Hawk, Inc. and its
-------------------------------------------------------------------------------------------------------------------------------
                                                subsidiaries. Therefore, they are listed here accordingly.
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

CASE NAME: Kitty Hawk, Inc.

CASE NUMBER: 400-42141

Details of Other Items


ACCRUAL BASIS-1                                      June 2002

8.    OTHER (ATTACH LIST)                     $          311,903,955 Reported
                                              ----------------------
           Intercompany Receivables                      310,252,851
           A/R Other                                         246,091
           A/R Reconciling item                              (20,168)
           Deferred Taxes                                    776,266
           Deposits - Other                                  157,916
           Deposits - Retainers                              490,999
                                              ----------------------
                                                         311,903,955 Detail
                                              ----------------------
                                                                   - Difference

14.   OTHER ASSETS - NET OF
      AMORTIZATION (ATTACH LIST)                           7,161,860 Reported
                                              ----------------------
           KBK Loan costs                                     10,000
           Bond offering costs                             7,151,860
                                              ----------------------
                                                           7,161,860 Detail
                                              ----------------------
                                                                   - Difference

15.   OTHER (ATTACH LIST)                                138,370,015
                                              ----------------------
           Investment in KH Aircargo                           1,000
           Investment in KH International                 81,974,302
           Investment in Longhorn                          2,266,436
           Investment in KH Cargo                         54,128,277
                                              ----------------------
                                                         138,370,015 Detail
                                              ----------------------
                                                                   - Difference

22.   OTHER (ATTACH LIST)                     $              299,228 Reported
                                              ----------------------
           Accrued expenses                                   92,354
           R/C professional fees                            (204,665)
           Accrued interest                                   39,092
           Accrued health savings                            389,655
           A/P Aging reconciling item                        (24,454)
           Accrued 401(k)                                      7,246
                                              ----------------------
                                                             299,228 Detail
                                              ----------------------
                                                                   - Difference

27.   OTHER (ATTACH LIST)                     $           28,849,513 Reported
                                              ----------------------
           Deferred Taxes                                 31,006,505
           Accrued Taxes payable                         (17,685,739)
           Interest payable                               15,528,747
                                              ----------------------
                                                          28,849,513 Detail
                                              ----------------------
                                                                   - Difference

CASE NAME: Kitty Hawk, Inc.

CASE NUMBER: 400-42141

Details of Other Items

ACCRUAL BASIS-2

16. NON-OPERATING INCOME (ATT. LIST)                           (8,787)Reported
                                              -----------------------
       Interest Income                                         (8,787)
                                              -----------------------
                                                               (8,787)Detail
                                                                    - Difference

ACCRUAL BASIS-3

8.  OTHER (ATTACH LIST)                                     9,249,758 Reported
                                              -----------------------
       Transfers from Charters                                 22,254
       Transfers from Cargo                                 4,061,471
       Transfers from Aircargo                                175,086
       Transfers from OKT                                         (48)
       Transfers from International                               375
       Cash deposits - non-lockbox                          4,965,312
       Interest income                                          8,253
       Misc Deposits                                           17,055
                                              -----------------------
                                                            9,249,758 Detail
                                              -----------------------
                                                                    - Difference
                                              -----------------------


25. OTHER (ATTACH LIST)                                     3,789,565 Reported
                                              -----------------------
       Inc. 401(k)                                            163,723
       Employee Expenses                                        9,234
       Bank charges                                             4,996
       Refunds/Claims                                          10,283
       Fuel                                                 1,537,462
       Ground Handling                                      1,069,777
       Shipping                                                16,135
       Ondemand Charter costs                                     335
       135 Airline costs                                           17
       Building maintenance/security                           53,666
       Contract Labor                                          78,804
       Trucking                                               323,091
       Customs/Parking/Landing                                379,096
       Containers                                              16,680
       Simulator/Communication/Other Training                  57,386
       Asset purchase                                           1,800
       Charts/Manuals                                          19,807
       Shutdown costs                                           6,258
       Office                                                  41,015
                                              -----------------------

                                              -----------------------
                                                            3,789,565 Detail
                                                                    - Difference